Harbor Small Cap Value Fund

Retirement Class HNVRX
Institutional Class HASCX
Administrative Class HSVRX
Investor Class HISVX

Summary Prospectus – March 1, 2026
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2026, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.05%	0.13%	0.13%	0.22%
Total Annual Fund Operating Expenses	0.80%	0.88%	1.13%	1.22%
1 Restated to reflect current fees for the Investor Class.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$82	$255	$444	$990
Institutional	$90	$281	$488	$1,084
Administrative	$115	$359	$622	$1,375
Investor	$124	$387	$670	$1,477

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of small cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small cap companies.
The Fund defines small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Index, provided that if the upper end of the capitalization range of that Index falls below $2.5 billion, the Fund will continue to define those companies with market capitalizations between the upper end of the range of the Index and $2.5 billion as small cap companies. As of December 31, 2025, the range of the Index was $1 million to $31.29 billion, but it is expected to change frequently.
The Subadvisor employs a disciplined investment approach that seeks to identify companies that, in the Subadvisor’s view, demonstrate strong business fundamentals and earnings prospects that are not fully captured in the companies’ current market valuations. The Subadvisor uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. The Subadvisor employs statistical analysis, which is designed to limit certain risks in the Fund’s portfolio versus the Fund’s benchmark. The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The Fund’s sector weightings are a result of, and secondary to, individual stock selections.
The Subadvisor may sell a stock if one of the following situations arises:
■
The company executes according to the Subadvisor’s investment thesis and the market recognizes it in the stock’s valuation;
■
The investment process identifies a company the Subadvisor believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund expects to invest in approximately 55 to 70 companies.

Summary Prospectus
Harbor Small Cap Value Fund

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Value Style Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
ESG Factors Risk: The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	30.00%	Q4 2020
Worst Quarter	-30.15%	Q1 2020

Summary Prospectus
Harbor Small Cap Value Fund

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Small Cap Value Fund
Retirement Class* Before Taxes	3.83%	6.64%	9.81%	9.70%	03-01-2016
Institutional Class Before Taxes	3.75%	6.56%	9.72%	9.67%	12-14-2001
After Taxes on Distributions	2.96%	5.40%	8.76%	N/A
After Taxes on Distributions and Sale of Fund Shares	2.82%	4.99%	7.80%	N/A
Administrative Class Before Taxes	3.50%	6.29%	9.45%	9.81%	11-01-2002
Investor Class Before Taxes	3.40%	6.17%	9.33%	9.66%	11-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	14.42%	14.82%	9.87%
Russell 2000® Value Index^^	12.59%	8.88%	9.27%	8.52%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares. This index represents a broad measure of market performance.
^^Since Inception return based on the inception date of the Institutional Class shares. The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2001.

Portfolio Manager
The portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2001.
Buying and Selling Fund Shares
As of 4:00 p.m. Eastern Time on Tuesday, June 1, 2021, Harbor Small Cap Value Fund is closed to new investors subject to limited exceptions. Please see the additional information regarding the closing parameters for the Fund in "How to Purchase Shares."
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

Summary Prospectus
Harbor Small Cap Value Fund

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1  There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Summary Prospectus
HARBOR SMALL CAP VALUE FUND
March 1, 2026
Retirement Class	Institutional Class	Administrative Class	Investor Class

HNVRX	HASCX	HSVRX	HISVX

HF.SP.SCV.0326
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302